                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Manuel H. Johnson
                                        ----------------------------------------
                                        Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ W. Allen Reed
                                        ----------------------------------------
                                        W. Allen Reed

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Michael E. Nugent
                                        ----------------------------------------
                                        Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Michael Bozic
                                        ----------------------------------------
                                        Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Joseph J. Kearns
                                        ----------------------------------------
                                        Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and
Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND
SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Fergus Reid
                                        ----------------------------------------
                                        Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ James F. Higgins
                                        ----------------------------------------
                                        James F. Higgins

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Kathleen A. Dennis
                                        ----------------------------------------
                                        Kathleen A. Dennis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Michael F. Klein
                                        ----------------------------------------
                                        Michael F. Klein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay
Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY
FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and
Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period June 26, 2008 through September 30, 2008.

Dated: June 26, 2008

                                        /s/ Frank L. Bowman
                                        ----------------------------------------
                                        Frank L. Bowman

APPENDIX A

FUND:                                                              FILING:

Morgan Stanley Global Advantage Fund                               Post-Effective Amendment No. 16 to Form N-1A
Morgan Stanley Financial Services Trust                            Post-Effective Amendment No. 15 to Form N-1A
Morgan Stanley International SmallCap Fund                         Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Japan Fund                                          Post-Effective Amendment No. 17 to Form N-1A
Morgan Stanley Global Dividend Growth Securities Trust             Post-Effective Amendment No. 20 to Form N-1A
Morgan Stanley Technology Fund                                     Post-Effective Amendment No. 17 to Form N-1A
Morgan Stanley Limited Term Municipal Trust                        Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Small/Mid Cap Value Fund                            Post-Effective Amendment Nos. 9 and 10 to Form N-1A
Morgan Stanley Limited Duration Fund                               Post-Effective Amendment No. 20 to Form N-1A
Morgan Stanley Limited Duration U.S. Government Securities Trust   Post-Effective Amendment No. 21 to Form N-1A
Morgan Stanley Series Fund                                         Post-Effective Amendment Nos. 6 and 7 to Form N-1A
Morgan Stanley Prime Income Trust                                  Post-Effective Amendment No. 15 to Form N-1A
Morgan Stanley Institutional Fund Trust                            Post-Effective Amendment No. 87 and No. 88 to Form N-1A
Morgan Stanley Frontier Emerging Markets Fund, Inc.                Form N-2/A
Morgan Stanley Global Long/Short Fund A                            Post-Effective Amendment No. 1 and 2 to Form N-2
Morgan Stanley Global Long/Short Fund P                            Post-Effective Amendment No. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund II A          Pre-Effective Amendment Nos. 1 and 2 to Form N-2
                                                                   Post-Effective Amendment Nos. 1, 2 and 3 to Form N-2
Alternative Investment Partners Absolute Return Fund II P          Pre-Effective Amendment Nos. 1, 2 and 3 to Form N-2
                                                                   Post-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund               Post-Effective Amendment Nos. 8, 9 and 10 to Form N-2
Alternative Investment Partners Absolute Return Fund STS           Post-Effective Amendment Nos. 10, 11 and 12 on Form N-2